UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/11/2008

O.I. CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  0-6511

Oklahoma	73-0728053
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

151 Graham Road
P.O. Box 9010
College Station, TX 77842
(Address of principal executive offices, including zip code)

(979) 690-1711
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On August 11, 2008, O.I. Corporation issued a press release reporting its results of operations for its fiscal quarter ended June 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits

99.1        Press Release dated August 11, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O.I. CORPORATION

Date: August 11, 2008	By:	/s/ J. Bruce Lancaster
J. Bruce Lancaster
Chief Executive Officer & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated August 11, 2008